Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated March 31, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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


                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                   March 1997



The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,162.50 at the end of March, down 2.0% from the close of February and up 3.3% for the first quarter 1997. In March, the Fund's advisors emphasized risk management as many of the markets that had generated profits over the past few months entered a period of price consolidation.

In the financial futures markets, strong economic data combined with the U.S. Federal Reserve rate hike pushed domestic bond prices lower, producing profits for the advisors' short positions. This environment, however, unsettled international bond markets, generating losses for the advisors' long positions and offsetting domestic gains. The rise in the value of the U.S. dollar versus most major currencies stalled and the currency markets entered a period of consolidation. Trading in the global currency markets was therefore flat.

In the grain markets, decreased stockpiles and increased global demand in conjunction with a Brazilian labor strike sent soybean prices to new highs, producing substantial profits for the advisors' positions. Offsetting these gains were losses generated in the energy markets, including crude oil and unleaded gasoline, which also experienced a reversal in recent trends.

The base and precious metals markets were mixed as profits in gold were offset by losses in silver. In the softs market, coffee continued its bullish run to generate further profits for the advisors.


Smith Barney Futures Management Inc.

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


                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                             For the Period March 1,
                             Through March 31, 1997


                                                                    Percent
                                                                  of Average
                                                                  Net Assets
                                                                 -------------

Realized gains from trading                        1,560,663             2.01%
Change in unrealized gains/losses
   from trading                                   (3,329,200)           (4.30)
                                           -----------------     -------------

                                                  (1,768,537)           (2.29)

Add, Brokerage commissions
   and clearing fees ($12,292)                       464,542             0.60
                                           -----------------     -------------


Net realized and unrealized losses                (2,233,079)           (2.89)
Interest Income                                      278,683             0.36
                                           -----------------     -------------

                                                  (1,954,396)           (2.53)
                                           -----------------     -------------

Less, Expenses:
   Management fees                                   190,829             0.25
   Incentive fees                                   (482,771)           (0.62)
   Other expenses                                     15,500             0.01
                                           -----------------     -------------

                                                    (276,442)           (0.36)
                                           -----------------     -------------

Net Loss                                          (1,677,954)           (2.17)%
                                                                 =============

Additions (8,398.8705 L.P. units at
February 28, 1997 net asset value
per unit of $1,186.35)                             9,964,000

Additions (80.0775 G.P. units at
February 28, 1997 net asset value
per unit of $1,186.35)                                95,000

Redemptions (156.8203 units at
March 31, 1997 net asset value
per unit of $1,162.50)                             (182,304)
                                           -----------------

Increase in net assets                             8,198,742

Net Assets, February 28, 1997                     73,397,455

                                           =================
Net Assets, March 31, 1997                 $      81,596,197
                                           =================


Net asset value per unit                   $        1,162.50
                                           =================
   ($81,596,197/70,190.5338 units)

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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